Exhibit 10.48

The Directors

Powell (UK) Limited

Ripley Road

Bradford

West Yorkshire

BD4 7EH

29 August 2014

Dear Sirs

HSBC Bank plc (the Bank) is pleased to offer Powell (UK) Limited (the Borrower) the facilities referred to below (each a Facility and together the Facilities) on and subject to the terms set out in this letter (the Facility Letter).

The Bank recommends that the Borrower seek independent advice before accepting the offer in the Facility Letter.

Facilities

Drawings may be made under the following Facilities, provided that the aggregate amount of drawings (or Sterling Equivalent (as defined in the General Terms and Conditions attached) as appropriate) does not at any time go over the relevant Limit, unless we agree otherwise.

Limit
Forward Exchange Contracts and Currency Options	USD 4,500,000

Engagements including Bank Guarantees	£5,000,000

Foreign Bills/Cheques for Negotiation	£100,000

Import Line comprising:	£300,000
Documentary Credits

Please refer to the relevant Schedule to the Facility Letter for details of the sub-limit (the Sub-Limit) which apply to the Option within the Import Line Facility.

Availability

The Bank may at any time withdraw the Facilities and/or demand repayment of all sums owing to it. Subject to this, the Facilities are due for review by 30 July 2015.

The Borrower may, at any time, repay the amount owing to the Bank, together with any interest and charges owing, and tell the Bank, in writing, that all or any of the Facilities are no longer required.

Forward Exchange Contracts and Currency Option Facility

Details of the Forward Exchange Contracts and Currency Option Facility are set out in the Forward Exchange Contracts and Currency Option Facility Schedule.

Engagements and Foreign Bills/Cheques for Negotiation Facilities

Details of the Engagements and Foreign Bills/Cheques for Negotiation Facilities are set out in the Engagements and Foreign Bills/Cheques for Negotiation Facilities Schedule.

Import Line Facility

Details of the Import Line Facility, including the rates of interest payable on this Facility are set out in the Import Line Facility Schedule.

Fees

An arrangement fee of £20,000 will be payable by the borrower upon acceptance of the Facility Letter.

All other fees, costs and expenses mentioned in the General Terms and Conditions attached will be payable by the Borrower.

Security

The Borrower’s obligations to the Bank under the Facility Letter will be secured by:

(a)	all existing security (if any) and any future security held by the Bank for those obligations; and
(b)	security in the Bank’s preferred form as set out in the Security Schedule,

(together the Security).

The Security is required as a secondary source of repayment in the event that the Borrower fails to repay the Facilities as set out in the Facility Letter.

The Bank is entitled at any time, at the Borrower’s expense, to obtain further valuations of any assets/properties charged to secure:

(a)	the Borrower’s obligations to the Bank; and/or
(b)	a guarantor’s obligations under any guarantee which is taken to secure the Borrower’s obligations to the Bank.

Pre-Drawdown Conditions

The Facilities will not become available until the conditions set out in the Pre-Drawdown Conditions Schedule (the Pre-Drawdown Conditions) have been complied with to the satisfaction of the Bank.

Undertakings and Representations

Without affecting the Bank’s right at any time to withdraw the Facilities and/or demand repayment of all sums owing to it, the Borrower will:

(a)	give the undertakings (the Undertakings) set out in the Undertakings Schedule to the Bank which will remain in force until the Facilities have been repaid in full; and
(b)	make the representations and warranties set out in the Representations Schedule to the Bank.

Terms and Conditions

Further details of the terms and conditions that apply to the Facilities are set out in the General Terms and Conditions and the Facilities Schedules attached to the Facility Letter. The General Terms and Conditions and the terms and conditions applying to the Facilities Schedules are incorporated into the Facility Letter.

The Facilities are also subject to the Business Banking Terms and Conditions, as published from time to time, and a further copy of which is available on request. If there is any conflict between Business Banking Terms and Conditions and the terms of the Facility Letter (including the General Terms and Conditions and the Facility Schedules attached), the terms of the Facility Letter will prevail.

The Bank may, at its discretion, change any of the provisions of the Facility Letter (including interest rates, fees and/or the General Terms and Conditions attached), including so as to reflect increased risk to the Bank as a result of a change in the Borrower’s circumstances and/or if the cost to the Bank of monitoring and/or administering the Facility increases by giving (except in the case of changes to the interest rate) at least 30 days’ written notice to the Borrower. Changes to third party published interest rate (such as the Bank of England Base Rate or LIBOR) take effect within one working day of the change being published. For changes to all other interest rates (including without limitation the margin by which interest payable exceeds a prevailing third party published interest rate), the Bank will give at least 2 months’ notice if the Borrower is a micro-enterprise or small charity (as defined in the Business Banking Terms and Conditions) or at least 30 days’ notice if the Borrower is neither a micro-enterprise nor a small charity.

The Bank may introduce new fees in relation to the Facility if the risk to the Bank of making the Facility available to the Borrower increases as a result of a change in the Borrower’s circumstances and/or if the cost to the Bank of monitoring and/or administering the Facility increases. If the Bank intends to introduce new fees written notice will be sent to the Borrower at least 30 days before the introduction of those fees.

Renewal

The Facility Letter replaces any previous facility letter issued by the Bank in connection with the Facilities and from the date of acceptance of the Facility Letter any such previous facility letter will be withdrawn and all existing liabilities in respect of the Facilities will be governed by the terms and conditions in the Facility Letter.

Acceptance

To accept this offer please arrange for the enclosed copy of the Facility Letter to be signed and returned to the address above to arrive no later than 60 days from the date of the Facility Letter. If not accepted within this period, the offer will lapse.

Yours faithfully

N Rochester

Senior Corporate Banking Manager

For and on behalf of HSBC Bank plc

Schedules:	Forward Exchange Contracts and Currency Option Facility Schedule
Engagements including Bank Guarantees and Foreign Bills/Cheques for Negotiation Facilities Schedule
Import Line Facility Schedule
Security Schedule
Pre-Drawdown Conditions Schedule
Undertakings Schedule
Representations Schedule
General Terms and Conditions

Forward Exchange Contracts and Currency Option Facility Schedule

1	Drawings
(a)	This Facility may be used for the purpose of spot and forward foreign exchange transactions and for currency options.
(b)	The Bank may in its discretion decide whether or not this Facility may be utilised and may specify pre-conditions to such utilisation.
2	International Foreign Exchange Market Master Agreement (IFEMA) Terms International Currency Options Market Master Agreement (ICOM) Terms
(a)	Notwithstanding any non-execution of product documentation:
(i)	each foreign exchange utilisation will be deemed to be subject to and will be subject to the terms of IFEMA; and
(ii)	each currency option utilisation will be deemed to be subject to and will be subject to the terms of ICOM.
(b)

If there is any conflict between the terms of the Facility Letter and those of IFEMA or ICOM, the terms of IFEMA or ICOM (as appropriate) will prevail, except in respect of any provisions in this Forward Exchange Contracts and Currency Option Facility Schedule which are expressed to be additional to or in replacement for any relevant IFEMA or ICOM provisions.

(c)	Copies of IFEMA and ICOM terms are available from the Bank on request.
(d)

Unless there is agreement in writing to the contrary, while this option is in force, the terms of the Facility Letter and particularly the terms of (a) and (b) above will continue to apply notwithstanding any pre-existing product documentation.

3	Financial Services and Markets Act 2000

No forward purchase or sale of any currency may be made for investment purposes (as mentioned in article 84 of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001) without the Bank’s prior written consent.

4	Contract Periods

Without affecting any of the Bank’s rights under the Facility Letter, the duration of any foreign exchange transaction or currency option entered into under this Facility will not exceed twelve months.

5	Settlement Limit

Without affecting any of the Bank's rights under the Facility Letter, the maximum amount for delivery for value on any one day shall not at any time exceed USD 1,800,000 (or its Sterling Equivalent as appropriate).

Engagements INCLUDING BANK GUARANTEES and

Foreign BILLS/Cheques for Negotiation Facilities Schedule

1	Drawings
(a)	Each drawing under these Facilities will be made in accordance with and subject to the Bank’s current practice from time to time. Such practice will be explained on request as drawings are requested.
(b)	The Bank may in its discretion decide whether or not a drawing may be made under any of these Facilities and may specify pre-conditions to such drawing.
(c)	Without prejudice to the foregoing, the Borrower agrees, acknowledges and authorises that any request for a drawing under the Engagements Facility will require the:
(i)

completion of an application form in paper or electronic format and submitted to the Bank by delivery method(s) agreed with the Bank, and, where required by the Bank, following execution of: (A) any agreement(s) for or relating to use of the Bank’s electronic banking services, and/or (B) a fax indemnity (as the case requires); and

(ii)

provision of a counter-indemnity, either by execution (on a request by request basis) of the counter-indemnity appearing overleaf on paper format application form, or by execution of an omnibus counter-indemnity (at the Borrower’s election, except that the execution of an omnibus counter-indemnity will be mandatory before any application can be submitted using the Bank’s electronic banking services), in each case, in the Bank’s preferred form current from time to time.

(d)

The Borrower agrees and authorises that any application form, and all such other documents the Bank may require completed in relation thereto, may be completed, and any issuance instructions may be given, from time to time:

(i)

by any persons authorised to instruct the Bank to make payments on behalf of the Borrower, in the amount of the relevant instrument, under the terms of the account mandate provided to the Bank by the Borrower and then current; or

(ii)

upon receipt of an executed omnibus counter-indemnity supporting applications made from time to time using any of the Bank’s electronic banking services, by any persons authorised or purporting to be authorised to instruct the Bank by electronic means as empowered in accordance with the agreement(s) between the Borrower and the Bank relating to the Borrower’s use of the electronic banking services and that any of such persons be authorised to agree with the Bank through any such electronic banking services the terms and conditions relating to such issued instrument from time to time.

2	Bills and Termination

Following demand for repayment, the Bank may require the Borrower to pay to the Bank monies equivalent in amount to the aggregate of the face value of all outstanding documentary letters of credit and bills accepted, purchased, negotiated or discounted by the Bank to meet such documentary letters of credit and bills on their maturities.

3	Recourse

Any drawings under these Facilities are made with recourse to the Borrower and will be subject to the Bank’s right at any time to demand immediate repayment of all sums owing to it.

IMPORT LINE FACILITY SCHEDULE

1	Options

This Facility comprises a Documentary Credits Option (the Option).

2	Drawings
(a)	Each drawing under this Facility will be made in accordance with and subject to the Bank’s current practice from time to time. Such practice will be explained on request as drawings are requested.
(b)	The Bank may in its discretion decide whether or not a drawing may be made under this Facility and may specify pre-conditions to such drawing.
3	Documentary Credits Option
(a)

Without prejudice to the foregoing, the Borrower agrees, acknowledges and authorises that a request for a drawing under this Facility will require completion of an application form in paper or electronic format and submitted to the Bank by delivery method(s) agreed with the Bank, and, where required by the Bank, following execution of: (A) any agreement(s) for or relating to use of the Bank’s electronic banking services, and/or (B) a fax indemnity (as the case requires).

(b)	The opening by the Bank of a documentary letter of credit (“Credit”) will constitute a drawing under this Import Option for the full amount of such Credit.
(c)

The Borrower agrees and acknowledges that any Credit issued by the Bank shall be subject to the Bank’s terms and conditions applicable from time to time to the issue of a Credit, as set out in the Bank’s preferred form of application form (whether in paper or electronic format).

(d)

The Borrower agrees and authorises that any application form, and all such other documents the Bank may require completed in relation thereto, may be completed, and any issuance instructions may be given, from time to time:

(i)

by any persons authorised to instruct the Bank to make payments on behalf of the Borrower, in the amount of the relevant instrument, under the terms of the account mandate provided to the Bank by the Borrower and then current; or

(ii)

by any persons authorised or purporting to be authorised to instruct the Bank by electronic means as empowered in accordance with the agreement(s) between the Borrower and the Bank relating to the Borrower’s use of the electronic banking services and that any of such persons be authorised to agree with the Bank through any such electronic banking services the terms and conditions relating to such issued instrument from time to time.

(e)

Within the limit relevant to this Documentary Credit Option drawings may be made up to a maximum of £300,000 (Three hundred thousand pounds) outstanding at any one time to open sight documentary credits where the Bank does not obtain control over the relevant goods via documents of title.

4	Interest
(a)	Interest will be debited at the maturity of the relevant loan to the Borrower’s current account with the Bank as nominated for loan repayment in the loan application form.
(b)	The General Terms and Conditions attached also apply.
5	Insurance

The Borrower will ensure that insurance cover will have been effected over all goods subject to finance in connection with the Facility Letter. The Borrower confirms that it holds such cover and that declarations under the policies are made for the respective shipments. The Borrower will, upon request, produce to the Bank the relevant policy of insurance.

6	Recourse

Any drawings under this Facility are made with recourse to the Borrower and will be subject to the Bank’s right at any time to demand immediate repayment of all sums owing to it.

SECURITY SCHEDULE

Company Guarantee to be given by Powell Industries PLC to secure all liabilities of Powell (UK) Limited, limited to £22,000,000.

Agreement to Postpone Repayment of all indebtedness owing by Powell (UK) Limited to Powell Industries Inc.

Counter-Indemnity from Powell (UK) Limited in respect of guarantees given by the Bank.

PRE-DRAWDOWN Conditions SCHEDULE

Acceptance of the Facility Letter

Receipt by the Bank of the Facility Letter accepted on behalf of the Borrower by all appropriate signatories.

Authorisations

(a)	Receipt by the Bank of a copy of the certificate of incorporation of the Borrower and each company giving Security certified as up to date by the company secretary.
(b)	Receipt by the Bank of a certified copy of board resolutions of the directors of the Borrower and each company giving Security:
(i)	in relation to the Borrower, approving the Facility Letter and authorising a person or persons to accept the Facility Letter; and
(ii)	approving the Omnibus Counter-Indemnity and authorising a person or persons to sign the Omnibus Counter-Indemnity
(iii)	approving the Fax Indemnity and authorising a person or persons to sign the Fax Indemnity
(iv)	approving any Security to be given by the Borrower and each company giving Security and authorising persons to execute that Security.

The board resolutions are to be certified as true and correct by the chairman of the board meeting and the company secretary.

(c)

(i) Receipt of a copy of an Omnibus Counter-Indemnity duly executed, in support of applications for the issue of Engagements including Bank Guarantees and Standby Documentary Credits (as the case may be) from time to time

(ii) Receipt of a copy of a duly executed Fax Indemnity

Security

(a)	Evidence that the Borrower and anyone else giving Security has good and marketable title to the assets (the Assets) over which they are providing Security.
(b)	Security documents in form and content satisfactory to the Bank.
(c)	Receipt by the Bank of the Security documents properly executed by the parties to them.
(d)	Any documents required to enable registration of the Security at the Land Registry.
(e)

Receipt of a copy of an Omnibus Counter-Indemnity duly executed, in support of applications for the issue of Engagements including Bank Guarantees and Standby Documentary Credits (as the case may be) from time to time

(f)	A duly executed Fax Indemnity
(g)	(i) the Omnibus Counter-Indemnity,

(ii) the Fax Indemnity

Valuation

Receipt by the Bank of a satisfactory valuation of the Assets by an independent professional valuer, addressed to the Bank (and such other persons as the Bank may require).

Insurance

Evidence of insurance of the assets of the Borrower and each Company in accordance with the Insurance provisions in the Undertakings Schedule

Miscellaneous

(a)	Compliance with the Bank’s “know your customer” requirements.
(b)	Receipt by the Bank of a bank mandate form completed by the Borrower.

Undertakings SCHEDULE

Additional Security

Immediately on the Bank’s request, the Borrower will provide cash in the amount required by the Bank and subject to Security in favour of the Bank (at the Borrower’s expense and in form and content satisfactory to the Bank) in respect of any of the Borrower’s liabilities to the Bank (whether present or future, actual or contingent).

Environmental Obligations

The Borrower will comply, and will procure that each Company complies, with all applicable current laws, regulations and practices relating to the protection of the environment from pollution (the Environmental Obligations).

Insurance

(a)

If required by the Bank, the Borrower will keep, and will procure that each Company keeps, its assets fully insured against fire, theft, explosion, terrorist activities, floods, storm and other reasonable risks for their full reinstatement value with an insurer acceptable to the Bank. The insurance will also cover financial loss following business interruption as a result of damage or loss of the Borrower’s and each Company’s assets caused by the insured risks.

(b)	The Borrower will provide the Bank with a copy of the relevant policies and insurance premium receipts upon request.

Information

(a)	The Borrower will promptly provide to the Bank any information that the Bank may, from time to time, reasonably request.
(b)	The Borrower will also provide to the Bank:
(i)	where the Borrower is required to prepare audited accounts by law, audited individual accounts, or
(ii)	where the Borrower is not required to prepare audited accounts by law, unaudited individual accounts,

not later than three months after the Borrower’s balance sheet date.

(c)	Where the Borrower’s financial accounts have not been audited, the Bank may request an audit be carried out at the Borrower’s expense by an auditor acceptable to the Bank.
(d)	All accounts and other financial information provided to the Bank will be prepared in accordance with generally accepted accounting standards.
(e)

The information that the Bank asks for may be required, for example, to enable it to understand the Borrower’s financial position and to assess the Borrower’s ability to meet its obligations in the Facility Letter.

Restriction on Lending

The Borrower will not advance, whether subject to a formal or informal arrangement, any monies by way of a loan to a director of the Borrower, a director of the Borrower’s Group or a director of any Subsidiary without the prior written consent of the Bank.

In this provision:

(a)

the term Group means a parent undertaking and its subsidiary undertakings as defined in section 1162 and Schedule 7 of the Companies Act 2006 (as the same may be amended, varied or replaced). Unless the context requires otherwise, the application of the definition of Group to any company at any time shall apply to the company as it is at that time; and

(b)

the term Subsidiary means a subsidiary undertaking as defined in section 1162 and Schedule 7 of the Companies Act 2006 (as the same may be amended, varied or replaced). Unless the context requires otherwise:

(i)	the application of the definition of Subsidiary to any company at any time shall apply to the company as it is at that time; and
(ii)	references to Subsidiary are references to a Subsidiary of any of the Borrower.

Negative pledge

The Borrower will not , and will procure that each Company does not, create or allow any mortgage, charge, pledge, lien (other than a lien arising by operation of law) or other encumbrance over all or any part of its assets or revenues or uncalled capital.

Miscellaneous

If required by the Bank, the Borrower will pay, and will procure that each Company pays, any rental and other income from its assets which are the subject of any Security into an account with the Bank or to such account as the Bank may require.

Management Information

The Borrower will submit to the Bank quarterly management accounts in a form acceptable to the Bank within 60 days of the end of the quarter to which they relate. Such management accounts are to contain a management information pack from Powell Industries Inc including covenant compliance with Bank Of America facilities with Powell (UK) Limited’s management information included.

Representations SCHEDULE

Status

The Borrower is duly incorporated with limited liability under the laws of England and has the power to own its assets and carry on its business as it is being conducted.

Power and authority

The Borrower and each Company has:

(a)	the power and authority to enter into the Facility Letter and the Security to which it is a party and to perform and observe the obligations under those documents; and
(b)	has completed the Security to which it is a party in accordance with its constitutional documents.

Obligations under the Facility Letter

The Borrower is in full compliance with its obligations under the Facility Letter, including the Undertakings.

Environmental Obligations

The Borrower and each Company is in full compliance with the Environmental Obligations and the Borrower is not aware of any circumstance that may prevent full compliance in the future.

No misleading information

(a)	The Borrower has disclosed to the Bank all facts to enable the Bank to consider whether to make available the Facilities to it.
(b)

All information provided by or on behalf of the Borrower and each Company was true, complete and accurate in all material respects as at the date it was provided and has not become materially adversely misleading or incorrect.

Centre of main interests

For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the Regulation), the centre of main interest (as that term is used in Article 3(1) of the Regulation) of the Borrower is situated in England and Wales.

Time for making representations

Each representation and warranty will be taken to be made by the Borrower daily until the Facilities have been repaid in full by reference to the facts and circumstances existing at the date the representation or warranty is made.

GENERAL TERMS AND CONDITIONS

The following terms and conditions will apply to the Facilities.

1	Sterling Equivalents
(a)

The sterling equivalent (the Sterling Equivalent) of any amount denominated in another currency will be calculated by reference to the Bank’s then prevailing spot selling rate of exchange for the relevant currency of denomination against sterling.

(b)

In order to determine compliance or otherwise with the Limits, the aggregate Sterling Equivalents for all drawings outstanding and/or proposed will be calculated at such time as the Bank determines before each drawing is made.

2	Drawings

The Bank may, at any time:

(a)	refuse payment of any cheque or other order for payment which would result in the Borrower going over a Limit; and/or
(b)	refuse to allow any drawing or other disposal against any credit balance on any of the Borrower’s current accounts with the Bank if, as a result, the Borrower would go over a Limit.
3	Repayments and Drawings on the Same Day
(a)	If a drawing is due for repayment on a day when the Borrower is entitled to make a drawing, the Bank may require:
(i)	the amount of the drawing to be repaid to be deducted from the amount of the drawing to be made; and
(ii)	only the difference in the amounts (if any) to be paid to the Borrower.
(b)

If the relevant drawings are denominated in different currencies, any difference will be calculated at such time as the Bank determines before the drawing by the Borrower by application of the Bank’s then prevailing spot selling rate of exchange for the currency due to the Bank against the currency to be drawn by the Borrower.

4	Interest on Facilities available in Sterling
(a)

Interest will be calculated on a daily basis and on the basis that there are 365 days in each year. Interest calculated on this basis will be payable in respect of each of the 365 days in a calendar year (366 in a leap year).

(b)	On the dates interest (or any other charge) is debited, interest will become payable on any borrowings created by such debit.
(c)

The Bank may, from time to time and at its discretion, change its interest rates. The Bank makes its current interest rates available and gives notice of changes in its interest rates in accordance with the Facility Letter and/or the Business Banking Terms and Conditions.

(d)	If the Bank demands repayment of the Facilities or any of them, interest after demand will be charged at the same rates and on the same basis as before demand., except that:
(i)

in relation to the Import Line Facility, the Bank reserves the right to charge interest after demand on the Bank’s quarterly charging dates which at present are during March, June, September and December even though the relevant loan may not have matured at the date of such demand.

5	Interest on Facilities available in Currencies other than Sterling
(a)

Interest will be payable on the outstanding amount of the relevant Facility at the rate specified in the Facility Letter calculated on a daily basis and on the basis that there are 360 days in each year. Interest calculated on this basis will be payable in respect of each of the 365 days in a calendar year (366 in a leap year).

(b)

Interest will be calculated up to and including the last Business Day of each May and November or upon earlier termination of any relevant Facility and debited in arrears on such day as the Bank determines to the relevant currency account together with any applicable commission charge in accordance with the Bank’s then current tariff.

(c)	On the dates interest (or any other charge) is debited, interest will become payable on any borrowings created by such debit.
(d)

If the Bank demands repayment of the Facilities or any of them, interest after demand will be charged at the same rates and on the same basis as before demand., except that in relation to the Import Line Facility, the Bank reserves the right to charge interest after demand on the Bank’s quarterly charging dates which at present are during March, June, September and December even though the relevant loan may not have matured at the date of such demand.

6	Miscellaneous Provisions Relating to Facilities available in Currencies other than Sterling
(a)	If, in the opinion of the Bank, deposits in a currency are not available to the Bank to finance any drawing on the relevant currency account:
(i)

such drawing may, at the Bank’s discretion, be re-denominated in such currency as the Bank determines by reference to the Bank’s then prevailing spot selling rate of exchange for the outstanding currency against the currency of re-denomination; and

(ii)	any re-denominated drawing may also be subject to re-denomination in accordance with (i) above.
(b)

Upon any re-denomination, for any reason, the Bank may vary the terms of any relevant Facility relating to notice periods, interest rates, the basis of interest calculations and the value dating of credits received, if, in the opinion of the Bank, these terms are not appropriate for the re-denominated currency.

(c)

If the Bank demands repayment, the Bank may at any time re-denominate in sterling any amount due to the Bank at the Bank’s then prevailing spot selling rate of exchange for the relevant outstanding currency against sterling. The provisions of (b) above will remain in force following any such re-denomination.

(d)

Any reference to euro means the euro unit as defined in Regulation (EC) No. 1103/97 pronounced by the Council of the European Union and any reference to national currency unit has the meaning given to such expression by such Regulation, namely a unit of the currency of a participating Member State, as that unit is defined on the day before the start of the third stage of Economic and Monetary Union.

If a change in any national currency unit occurs (including where there is more than one currency or currency unit recognised at the same time as the lawful currency), the Facility Letter will be amended to the extent the Bank determines is necessary to reflect this change.

(e)

The Bank will not be under any obligation to accept any instructions, receive or make any payment or carry out any other transaction denominated in the euro or in any national currency unit on a day on which the Bank is not normally open for general business in the relevant jurisdiction where such transactions are to be received or carried out, whether or not such a day is a Business Day for transactions in the euro or the relevant national currency unit.

7	Payments
(a)

All payments by the Borrower will be made in cleared funds in the currency in which the payment is due on a Business Day on the due date for payment or, if that day is not a Business Day, on the next succeeding Business Day.

(b)	All payments will be made without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise).
(c)

If the Borrower is required by law to make any deduction or withholding from a payment, it will promptly pay to the Bank such additional sums as will make the net sum received by the Bank equal to the full sum payable had there been no deduction or withholding.

8	Costs and Expenses
(a)

The Borrower will pay to the Bank the amount of all costs and expenses (including any legal, security and valuation fees), stamp duty, taxes and other charges and registration costs incurred or charged by the Bank in connection with:

(i)	the negotiation, preparation, administration, amendment, variation or supervision of the Facilities, the Facility Letter and/or any Security; and
(ii)

the enforcement of or the preservation of any rights under the Facility Letter and/or any Security and any proceedings instituted by or against the Bank as a consequence of taking or holding the Security or enforcing these rights.

The Bank will debit these costs to the Borrower’s current account with the Bank. The Bank will advise the Borrower of the amount of such costs before they are debited.

9	Indemnity

The Borrower will indemnify the Bank on demand against any cost, loss or liability incurred by the Bank in connection with or arising out of:

(a)	the application of any Facility or any part of it by the Borrower; and/or
(b)	the provision of any Facility or any other banking facilities by the Bank to the Borrower; and/or

(c)	the Bank having a security interest in any assets of the Borrower or any other person providing Security, including:
(i)	those incurred in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry concerning any Facility or its application; or
(ii)	in respect of a breach of, or a failure to meet, any Environmental Obligations.
10	Demand and Notice

Any demand or notice given by the Bank under the Facility Letter may be:

(a)	by letter addressed to the Borrower or any officer of the Borrower sent by first class post to or left at the Borrower’s address last known to the Bank or at the Borrower’s registered office; or
(b)	by fax or other electronic means to the Borrower’s last known fax number or electronic mail address.

If sent by post, the demand or notice will be taken to have been made or given at noon the second day following the day the letter was posted. If sent by fax or other electronic means, the demand or notice will be taken to have been made or given at the time of transmission.

Unless otherwise advised by the Bank any notices given by the Borrower to the Bank under this letter will be delivered to this office.

11	Joint Borrowers

If the Borrower consists of two or more persons (whether corporates, partners or otherwise):

(a)	they will be jointly and individually liable to the Bank for the Facilities and for any other moneys from time to time owing to the Bank in respect of the Facilities;
(b)	any notice given to any one of them under the Facility Letter will be notice to all of them;
(c)

if at any time any one or more of the provisions of the Facility Letter is or becomes invalid, illegal or unenforceable against any one or more of them, it will remain enforceable against the others as if it had been addressed to only to those others;

(d)	the Bank’s rights against any one such person will not be impaired, discharged or otherwise affected by:
—	the Bank granting any time or indulgence to any of the others;
—	the Bank varying or releasing any of the others from any liability to the Bank or any Security relating to such liability;
—	the Bank failing to take any such Security; and/or
—	any act, event or omission which would, but for these provisions, impair, discharge or otherwise affect any of such rights of the Bank; and
(e)

no such person will be entitled without the written consent of the Bank to exercise any right or make any claim against any of the others (including any right of subrogation or right to prove in a liquidation) arising by virtue of any payment made in accordance with the Facility Letter or otherwise in connection with the Facility Letter.

12	Miscellaneous
(a)

Business Day means a day (other than a Saturday or Sunday) and time on which the relevant banking offices and markets are open for business for the currency and transaction involved and, if the relevant currency is the euro, a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system is open for settlement of payments in euro.

(b)	Facility Current Account means the current account of the Borrower with the Bank on which the Facility is run.
(c)

No delay or failure by the Bank in exercising any right or remedy will be taken to mean or take effect as a waiver or release of that right or remedy. The Bank will always be entitled to exercise all its rights and remedies unless it has expressly waived them in writing.

(d)

If at any time any one or more of the provisions of the Facility Letter is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of the Facility Letter will not be in any way affected.

(e)	If it becomes unlawful for the Bank to perform all or any of its obligations under the Facility Letter, then the Bank will notify the Borrower and:
(i)	the Borrower will repay any parts of the Facilities which have been drawn down together with all other amounts due and owing to the Bank; and
(ii)	any parts of the Facilities that have not been drawn down will be cancelled.
(f)

The Bank and the Borrower agree that the terms of the Facility Letter will not be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the Facility Letter.

(g)

If the Borrower does not accept the Facility Letter, the Bank may allow drawings under the Facilities and this will be taken to be acceptance of the terms and conditions of the Facility Letter (without amendment).

(h)	The Borrower may sign any number of copies of the Facility Letter and these copies, together with the copy or copies signed on behalf of the Bank, will form a single document.
13	Governing Law and Enforcement
(a)

For facilities on accounts held in England, the Facility is governed by and construed in accordance with English law and all claims and disputes (including non-contractual claims and disputes) arising out of or in connection with the Facility or its subject matter, negotiation or formation will be determined in accordance with English law.

(b)

The Borrower and the Bank both submit to the non-exclusive jurisdiction of the courts of England and Wales in relation to all claims, disputes, differences or other matters (including non-contractual claims, disputes, differences or other matters) arising out of or in connection with the Facility

(c)	The Borrower:
(i)	waives any objection to the courts of England including an objection on grounds of inconvenience; and
(ii)	agrees that a judgment or order of a court of England in connection with the Facility Letter is binding on it and may be enforced against it in the courts of any other jurisdiction.

ACCEPTANCE BY THE BORROWER

We, Powell (UK) Limited, accept the offer and agree to all the terms and conditions contained in the Facility Letter dated 28 August 2014.

Date:

Director:

Director and

Secretary:

(Signed for and on behalf of Powell (UK) Limited, pursuant to a Resolution of the Board of Directors passed on .                     ).

The Directors

Powell (UK) Limited

Ripley Road

Bradford

West Yorkshire

BD4 7EH

29 August 2014

Dear Sirs

HSBC Bank plc (the Bank) is pleased to offer Powell (UK) Limited (the Borrower) the facilities referred to below (each a Facility and together the Facilities) on and subject to the terms set out in this letter (the Facility Letter).

The Bank recommends that the Borrower seek independent advice before accepting the offer in the Facility Letter.

Facilities

Drawings may be made under the following Facilities, provided that the aggregate amount of drawings (or Sterling Equivalent (as defined in the General Terms and Conditions attached) as appropriate) does not at any time go over the relevant Limit, unless we agree otherwise.

Limit
Forward Exchange Contracts and Currency Options	USD 4,500,000

Engagements including Bank Guarantees	£5,000,000

Foreign Bills/Cheques for Negotiation	£100,000
Import Line
comprising:	£300,000
Documentary Credits

Please refer to the relevant Schedule to the Facility Letter for details of the sub-limit (the Sub-Limit) which apply to the Option within the Import Line Facility.

Availability

The Bank may at any time withdraw the Facilities and/or demand repayment of all sums owing to it. Subject to this, the Facilities are due for review by 30 July 2015.

The Borrower may, at any time, repay the amount owing to the Bank, together with any interest and charges owing, and tell the Bank, in writing, that all or any of the Facilities are no longer required.

Forward Exchange Contracts and Currency Option Facility

Details of the Forward Exchange Contracts and Currency Option Facility are set out in the Forward Exchange Contracts and Currency Option Facility Schedule.

Engagements and Foreign Bills/Cheques for Negotiation Facilities

Details of the Engagements and Foreign Bills/Cheques for Negotiation Facilities are set out in the Engagements and Foreign Bills/Cheques for Negotiation Facilities Schedule.

Import Line Facility

Details of the Import Line Facility, including the rates of interest payable on this Facility are set out in the Import Line Facility Schedule.

Fees

An arrangement fee of £20,000 will be payable by the borrower upon acceptance of the Facility Letter.

All other fees, costs and expenses mentioned in the General Terms and Conditions attached will be payable by the Borrower.

Security

The Borrower’s obligations to the Bank under the Facility Letter will be secured by:

(c)	all existing security (if any) and any future security held by the Bank for those obligations; and
(d)	security in the Bank’s preferred form as set out in the Security Schedule,

(together the Security).

The Security is required as a secondary source of repayment in the event that the Borrower fails to repay the Facilities as set out in the Facility Letter.

The Bank is entitled at any time, at the Borrower’s expense, to obtain further valuations of any assets/properties charged to secure:

(c)	the Borrower’s obligations to the Bank; and/or
(d)	a guarantor’s obligations under any guarantee which is taken to secure the Borrower’s obligations to the Bank.

Pre-Drawdown Conditions

The Facilities will not become available until the conditions set out in the Pre-Drawdown Conditions Schedule (the Pre-Drawdown Conditions) have been complied with to the satisfaction of the Bank.

Undertakings and Representations

Without affecting the Bank’s right at any time to withdraw the Facilities and/or demand repayment of all sums owing to it, the Borrower will:

(c)	give the undertakings (the Undertakings) set out in the Undertakings Schedule to the Bank which will remain in force until the Facilities have been repaid in full; and
(d)	make the representations and warranties set out in the Representations Schedule to the Bank.

Terms and Conditions

Further details of the terms and conditions that apply to the Facilities are set out in the General Terms and Conditions and the Facilities Schedules attached to the Facility Letter. The General Terms and Conditions and the terms and conditions applying to the Facilities Schedules are incorporated into the Facility Letter.

The Facilities are also subject to the Business Banking Terms and Conditions, as published from time to time, and a further copy of which is available on request. If there is any conflict between Business Banking Terms and Conditions and the terms of the Facility Letter (including the General Terms and Conditions and the Facility Schedules attached), the terms of the Facility Letter will prevail.

The Bank may, at its discretion, change any of the provisions of the Facility Letter (including interest rates, fees and/or the General Terms and Conditions attached), including so as to reflect increased risk to the Bank as a result of a change in the Borrower’s circumstances and/or if the cost to the Bank of monitoring and/or administering the Facility increases by giving (except in the case of changes to the interest rate) at least 30 days’ written notice to the Borrower. Changes to third party published interest rate (such as the Bank of England Base Rate or LIBOR) take effect within one working day of the change being published. For changes to all other interest rates (including without limitation the margin by which interest payable exceeds a prevailing third party published interest rate), the Bank will give at least 2 months’ notice if the Borrower is a micro-enterprise or small charity (as defined in the Business Banking Terms and Conditions) or at least 30 days’ notice if the Borrower is neither a micro-enterprise nor a small charity.

The Bank may introduce new fees in relation to the Facility if the risk to the Bank of making the Facility available to the Borrower increases as a result of a change in the Borrower’s circumstances and/or if the cost to the Bank of monitoring and/or administering the Facility increases. If the Bank intends to introduce new fees written notice will be sent to the Borrower at least 30 days before the introduction of those fees.

Renewal

The Facility Letter replaces any previous facility letter issued by the Bank in connection with the Facilities and from the date of acceptance of the Facility Letter any such previous facility letter will be withdrawn and all existing liabilities in respect of the Facilities will be governed by the terms and conditions in the Facility Letter.

Acceptance

To accept this offer please arrange for the enclosed copy of the Facility Letter to be signed and returned to the address above to arrive no later than 60 days from the date of the Facility Letter. If not accepted within this period, the offer will lapse.

Yours faithfully

N Rochester

Senior Corporate Banking Manager

For and on behalf of HSBC Bank plc

Schedules:	Forward Exchange Contracts and Currency Option Facility Schedule
Engagements including Bank Guarantees and Foreign Bills/Cheques for Negotiation Facilities Schedule
Import Line Facility Schedule
Security Schedule
Pre-Drawdown Conditions Schedule
Undertakings Schedule
Representations Schedule
General Terms and Conditions

Forward Exchange Contracts and Currency Option Facility Schedule

1	Drawings
(c)	This Facility may be used for the purpose of spot and forward foreign exchange transactions and for currency options.
(d)	The Bank may in its discretion decide whether or not this Facility may be utilised and may specify pre-conditions to such utilisation.
2	International Foreign Exchange Market Master Agreement (IFEMA) Terms

International Currency Options Market Master Agreement (ICOM) Terms

(e)	Notwithstanding any non-execution of product documentation:
(iii)	each foreign exchange utilisation will be deemed to be subject to and will be subject to the terms of IFEMA; and
(iv)	each currency option utilisation will be deemed to be subject to and will be subject to the terms of ICOM.
(f)

If there is any conflict between the terms of the Facility Letter and those of IFEMA or ICOM, the terms of IFEMA or ICOM (as appropriate) will prevail, except in respect of any provisions in this Forward Exchange Contracts and Currency Option Facility Schedule which are expressed to be additional to or in replacement for any relevant IFEMA or ICOM provisions.

(g)	Copies of IFEMA and ICOM terms are available from the Bank on request.
(h)

Unless there is agreement in writing to the contrary, while this option is in force, the terms of the Facility Letter and particularly the terms of (a) and (b) above will continue to apply notwithstanding any pre-existing product documentation.

3	Financial Services and Markets Act 2000

No forward purchase or sale of any currency may be made for investment purposes (as mentioned in article 84 of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001) without the Bank’s prior written consent.

4	Contract Periods

Without affecting any of the Bank’s rights under the Facility Letter, the duration of any foreign exchange transaction or currency option entered into under this Facility will not exceed twelve months.

5	Settlement Limit

Without affecting any of the Bank's rights under the Facility Letter, the maximum amount for delivery for value on any one day shall not at any time exceed USD 1,800,000 (or its Sterling Equivalent as appropriate).

Engagements INCLUDING BANK GUARANTEES and

Foreign BILLS/Cheques for Negotiation Facilities Schedule

1	Drawings
(d)	Each drawing under these Facilities will be made in accordance with and subject to the Bank’s current practice from time to time. Such practice will be explained on request as drawings are requested.
(e)	The Bank may in its discretion decide whether or not a drawing may be made under any of these Facilities and may specify pre-conditions to such drawing.
(c)	Without prejudice to the foregoing, the Borrower agrees, acknowledges and authorises that any request for a drawing under the Engagements Facility will require the:
(iii)

completion of an application form in paper or electronic format and submitted to the Bank by delivery method(s) agreed with the Bank, and, where required by the Bank, following execution of: (A) any agreement(s) for or relating to use of the Bank’s electronic banking services, and/or (B) a fax indemnity (as the case requires); and

(iv)

provision of a counter-indemnity, either by execution (on a request by request basis) of the counter-indemnity appearing overleaf on paper format application form, or by execution of an omnibus counter-indemnity (at the Borrower’s election, except that the execution of an omnibus counter-indemnity will be mandatory before any application can be submitted using the Bank’s electronic banking services), in each case, in the Bank’s preferred form current from time to time.

(d)

The Borrower agrees and authorises that any application form, and all such other documents the Bank may require completed in relation thereto, may be completed, and any issuance instructions may be given, from time to time:

(i)

by any persons authorised to instruct the Bank to make payments on behalf of the Borrower, in the amount of the relevant instrument, under the terms of the account mandate provided to the Bank by the Borrower and then current; or

(ii)

upon receipt of an executed omnibus counter-indemnity supporting applications made from time to time using any of the Bank’s electronic banking services, by any persons authorised or purporting to be authorised to instruct the Bank by electronic means as empowered in accordance with the agreement(s) between the Borrower and the Bank relating to the Borrower’s use of the electronic banking services and that any of such persons be authorised to agree with the Bank through any such electronic banking services the terms and conditions relating to such issued instrument from time to time.

2	Bills and Termination

Following demand for repayment, the Bank may require the Borrower to pay to the Bank monies equivalent in amount to the aggregate of the face value of all outstanding documentary letters of credit and bills accepted, purchased, negotiated or discounted by the Bank to meet such documentary letters of credit and bills on their maturities.

3	Recourse

Any drawings under these Facilities are made with recourse to the Borrower and will be subject to the Bank’s right at any time to demand immediate repayment of all sums owing to it.

IMPORT LINE FACILITY SCHEDULE

1	Options

This Facility comprises a Documentary Credits Option (the Option).

2	Drawings
(c)	Each drawing under this Facility will be made in accordance with and subject to the Bank’s current practice from time to time. Such practice will be explained on request as drawings are requested.
(d)	The Bank may in its discretion decide whether or not a drawing may be made under this Facility and may specify pre-conditions to such drawing.
3	Documentary Credits Option
(a)

Without prejudice to the foregoing, the Borrower agrees, acknowledges and authorises that a request for a drawing under this Facility will require completion of an application form in paper or electronic format and submitted to the Bank by delivery method(s) agreed with the Bank, and, where required by the Bank, following execution of: (A) any agreement(s) for or relating to use of the Bank’s electronic banking services, and/or (B) a fax indemnity (as the case requires).

(b)	The opening by the Bank of a documentary letter of credit (“Credit”) will constitute a drawing under this Import Option for the full amount of such Credit.
(f)

The Borrower agrees and acknowledges that any Credit issued by the Bank shall be subject to the Bank’s terms and conditions applicable from time to time to the issue of a Credit, as set out in the Bank’s preferred form of application form (whether in paper or electronic format).

(d)

The Borrower agrees and authorises that any application form, and all such other documents the Bank may require completed in relation thereto, may be completed, and any issuance instructions may be given, from time to time:

(j)

by any persons authorised to instruct the Bank to make payments on behalf of the Borrower, in the amount of the relevant instrument, under the terms of the account mandate provided to the Bank by the Borrower and then current; or

(ii)

by any persons authorised or purporting to be authorised to instruct the Bank by electronic means as empowered in accordance with the agreement(s) between the Borrower and the Bank relating to the Borrower’s use of the electronic banking services and that any of such persons be authorised to agree with the Bank through any such electronic banking services the terms and conditions relating to such issued instrument from time to time.

(e)

Within the limit relevant to this Documentary Credit Option drawings may be made up to a maximum of £300,000 (Three hundred thousand pounds) outstanding at any one time to open sight documentary credits where the Bank does not obtain control over the relevant goods via documents of title.

4	Interest
(c)	Interest will be debited at the maturity of the relevant loan to the Borrower’s current account with the Bank as nominated for loan repayment in the loan application form.
(d)	The General Terms and Conditions attached also apply.
5	Insurance

The Borrower will ensure that insurance cover will have been effected over all goods subject to finance in connection with the Facility Letter. The Borrower confirms that it holds such cover and that declarations under the policies are made for the respective shipments. The Borrower will, upon request, produce to the Bank the relevant policy of insurance.

6	Recourse

Any drawings under this Facility are made with recourse to the Borrower and will be subject to the Bank’s right at any time to demand immediate repayment of all sums owing to it.

SECURITY SCHEDULE

Company Guarantee to be given by Powell Industries PLC to secure all liabilities of Powell (UK) Limited, limited to £22,000,000.

Agreement to Postpone Repayment of all indebtedness owing by Powell (UK) Limited to Powell Industries Inc.

Counter-Indemnity from Powell (UK) Limited in respect of guarantees given by the Bank.

PRE-DRAWDOWN Conditions SCHEDULE

Acceptance of the Facility Letter

Receipt by the Bank of the Facility Letter accepted on behalf of the Borrower by all appropriate signatories.

Authorisations

(b)	Receipt by the Bank of a copy of the certificate of incorporation of the Borrower and each company giving Security certified as up to date by the company secretary.
(c)	Receipt by the Bank of a certified copy of board resolutions of the directors of the Borrower and each company giving Security:
(ii)	in relation to the Borrower, approving the Facility Letter and authorising a person or persons to accept the Facility Letter; and
(ii)	approving the Omnibus Counter-Indemnity and authorising a person or persons to sign the Omnibus Counter-Indemnity
(iii)	approving the Fax Indemnity and authorising a person or persons to sign the Fax Indemnity
(iv)	approving any Security to be given by the Borrower and each company giving Security and authorising persons to execute that Security.

The board resolutions are to be certified as true and correct by the chairman of the board meeting and the company secretary.

(c)

(i) Receipt of a copy of an Omnibus Counter-Indemnity duly executed, in support of applications for the issue of Engagements including Bank Guarantees and Standby Documentary Credits (as the case may be) from time to time

(ii) Receipt of a copy of a duly executed Fax Indemnity

Security

(e)	Evidence that the Borrower and anyone else giving Security has good and marketable title to the assets (the Assets) over which they are providing Security.
(f)	Security documents in form and content satisfactory to the Bank.
(g)	Receipt by the Bank of the Security documents properly executed by the parties to them.
(h)	Any documents required to enable registration of the Security at the Land Registry.
(e)

Receipt of a copy of an Omnibus Counter-Indemnity duly executed, in support of applications for the issue of Engagements including Bank Guarantees and Standby Documentary Credits (as the case may be) from time to time

(f)	A duly executed Fax Indemnity
(g)	(i) the Omnibus Counter-Indemnity,

(ii) the Fax Indemnity

Valuation

Receipt by the Bank of a satisfactory valuation of the Assets by an independent professional valuer, addressed to the Bank (and such other persons as the Bank may require).

Insurance

Evidence of insurance of the assets of the Borrower and each Company in accordance with the Insurance provisions in the Undertakings Schedule

Miscellaneous

(c)	Compliance with the Bank’s “know your customer” requirements.
(d)	Receipt by the Bank of a bank mandate form completed by the Borrower.

Undertakings SCHEDULE

Additional Security

Immediately on the Bank’s request, the Borrower will provide cash in the amount required by the Bank and subject to Security in favour of the Bank (at the Borrower’s expense and in form and content satisfactory to the Bank) in respect of any of the Borrower’s liabilities to the Bank (whether present or future, actual or contingent).

Environmental Obligations

The Borrower will comply, and will procure that each Company complies, with all applicable current laws, regulations and practices relating to the protection of the environment from pollution (the Environmental Obligations).

Insurance

(c)

If required by the Bank, the Borrower will keep, and will procure that each Company keeps, its assets fully insured against fire, theft, explosion, terrorist activities, floods, storm and other reasonable risks for their full reinstatement value with an insurer acceptable to the Bank. The insurance will also cover financial loss following business interruption as a result of damage or loss of the Borrower’s and each Company’s assets caused by the insured risks.

(d)	The Borrower will provide the Bank with a copy of the relevant policies and insurance premium receipts upon request.

Information

(f)	The Borrower will promptly provide to the Bank any information that the Bank may, from time to time, reasonably request.
(g)	The Borrower will also provide to the Bank:
(iii)	where the Borrower is required to prepare audited accounts by law, audited individual accounts, or
(iv)	where the Borrower is not required to prepare audited accounts by law, unaudited individual accounts,

not later than three months after the Borrower’s balance sheet date.

(h)	Where the Borrower’s financial accounts have not been audited, the Bank may request an audit be carried out at the Borrower’s expense by an auditor acceptable to the Bank.
(i)	All accounts and other financial information provided to the Bank will be prepared in accordance with generally accepted accounting standards.
(j)

The information that the Bank asks for may be required, for example, to enable it to understand the Borrower’s financial position and to assess the Borrower’s ability to meet its obligations in the Facility Letter.

Restriction on Lending

The Borrower will not advance, whether subject to a formal or informal arrangement, any monies by way of a loan to a director of the Borrower, a director of the Borrower’s Group or a director of any Subsidiary without the prior written consent of the Bank.

In this provision:

(a)

the term Group means a parent undertaking and its subsidiary undertakings as defined in section 1162 and Schedule 7 of the Companies Act 2006 (as the same may be amended, varied or replaced). Unless the context requires otherwise, the application of the definition of Group to any company at any time shall apply to the company as it is at that time; and

(b)

the term Subsidiary means a subsidiary undertaking as defined in section 1162 and Schedule 7 of the Companies Act 2006 (as the same may be amended, varied or replaced). Unless the context requires otherwise:

(i)	the application of the definition of Subsidiary to any company at any time shall apply to the company as it is at that time; and
(ii)	references to Subsidiary are references to a Subsidiary of any of the Borrower.

Negative pledge

The Borrower will not , and will procure that each Company does not, create or allow any mortgage, charge, pledge, lien (other than a lien arising by operation of law) or other encumbrance over all or any part of its assets or revenues or uncalled capital.

Miscellaneous

If required by the Bank, the Borrower will pay, and will procure that each Company pays, any rental and other income from its assets which are the subject of any Security into an account with the Bank or to such account as the Bank may require.

Management Information

The Borrower will submit to the Bank quarterly management accounts in a form acceptable to the Bank within 60 days of the end of the quarter to which they relate. Such management accounts are to contain a management information pack from Powell Industries Inc including covenant compliance with Bank Of America facilities with Powell (UK) Limited’s management information included.

Representations SCHEDULE

Status

The Borrower is duly incorporated with limited liability under the laws of England and has the power to own its assets and carry on its business as it is being conducted.

Power and authority

The Borrower and each Company has:

(c)	the power and authority to enter into the Facility Letter and the Security to which it is a party and to perform and observe the obligations under those documents; and
(d)	has completed the Security to which it is a party in accordance with its constitutional documents.

Obligations under the Facility Letter

The Borrower is in full compliance with its obligations under the Facility Letter, including the Undertakings.

Environmental Obligations

The Borrower and each Company is in full compliance with the Environmental Obligations and the Borrower is not aware of any circumstance that may prevent full compliance in the future.

No misleading information

(c)	The Borrower has disclosed to the Bank all facts to enable the Bank to consider whether to make available the Facilities to it.
(d)

All information provided by or on behalf of the Borrower and each Company was true, complete and accurate in all material respects as at the date it was provided and has not become materially adversely misleading or incorrect.

Centre of main interests

For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the Regulation), the centre of main interest (as that term is used in Article 3(1) of the Regulation) of the Borrower is situated in England and Wales.

Time for making representations

Each representation and warranty will be taken to be made by the Borrower daily until the Facilities have been repaid in full by reference to the facts and circumstances existing at the date the representation or warranty is made.

GENERAL TERMS AND CONDITIONS

The following terms and conditions will apply to the Facilities.

1	Sterling Equivalents
(c)

The sterling equivalent (the Sterling Equivalent) of any amount denominated in another currency will be calculated by reference to the Bank’s then prevailing spot selling rate of exchange for the relevant currency of denomination against sterling.

(d)

In order to determine compliance or otherwise with the Limits, the aggregate Sterling Equivalents for all drawings outstanding and/or proposed will be calculated at such time as the Bank determines before each drawing is made.

3	Drawings

The Bank may, at any time:

(c)	refuse payment of any cheque or other order for payment which would result in the Borrower going over a Limit; and/or
(d)	refuse to allow any drawing or other disposal against any credit balance on any of the Borrower’s current accounts with the Bank if, as a result, the Borrower would go over a Limit.
3	Repayments and Drawings on the Same Day
(c)	If a drawing is due for repayment on a day when the Borrower is entitled to make a drawing, the Bank may require:
(iii)	the amount of the drawing to be repaid to be deducted from the amount of the drawing to be made; and
(iv)	only the difference in the amounts (if any) to be paid to the Borrower.
(d)

If the relevant drawings are denominated in different currencies, any difference will be calculated at such time as the Bank determines before the drawing by the Borrower by application of the Bank’s then prevailing spot selling rate of exchange for the currency due to the Bank against the currency to be drawn by the Borrower.

4	Interest on Facilities available in Sterling
(e)

Interest will be calculated on a daily basis and o n the basis that there are 365 days in each year. Interest calculated on this basis will be payable in respect of each of the 365 days in a calendar year (366 in a leap year).

(f)	On the dates interest (or any other charge) is debited, interest will become payable on any borrowings created by such debit.
(g)

The Bank may, from time to time and at its discretion, change its interest rates. The Bank makes its current interest rates available and gives notice of changes in its interest rates in accordance with the Facility Letter and/or the Business Banking Terms and Conditions.

(h)	If the Bank demands repayment of the Facilities or any of them, interest after demand will be charged at the same rates and on the same basis as before demand., except that:
(ii)

in relation to the Import Line Facility, the Bank reserves the right to charge interest after demand on the Bank’s quarterly charging dates which at present are during March, June, September and December even though the relevant loan may not have matured at the date of such demand.

5	Interest on Facilities available in Currencies other than Sterling
(e)

Interest will be payable on the outstanding amount of the relevant Facility at the rate specified in the Facility Letter calculated on a daily basis and on the basis that there are 360 days in each year. Interest calculated on this basis will be payable in respect of each of the 365 days in a calendar year (366 in a leap year).

(f)

Interest will be calculated up to and including the last Business Day of each May and November or upon earlier termination of any relevant Facility and debited in arrears on such day as the Bank determines to the relevant currency account together with any applicable commission charge in accordance with the Bank’s then current tariff.

(g)	On the dates interest (or any other charge) is debited, interest will become payable on any borrowings created by such debit.
(h)

If the Bank demands repayment of the Facilities or any of them, interest after demand will be charged at the same rates and on the same basis as before demand., except that in relation to the Import Line Facility, the Bank reserves the right to charge interest after demand on the Bank’s quarterly charging dates which at present are during March, June, September and December even though the relevant loan may not have matured at the date of such demand.

6	Miscellaneous Provisions Relating to Facilities available in Currencies other than Sterling
(f)	If, in the opinion of the Bank, deposits in a currency are not available to the Bank to finance any drawing on the relevant currency account:
(j)

such drawing may, at the Bank’s discretion, be re-denominated in such currency as the Bank determines by reference to the Bank’s then prevailing spot selling rate of exchange for the outstanding currency against the currency of re-denomination; and

(iii)	any re-denominated drawing may also be subject to re-denomination in accordance with (i) above.
(g)

Upon any re-denomination, for any reason, the Bank may vary the terms of any relevant Facility relating to notice periods, interest rates, the basis of interest calculations and the value dating of credits received, if, in the opinion of the Bank, these terms are not appropriate for the re-denominated currency.

(h)

If the Bank demands repayment, the Bank may at any time re-denominate in sterling any amount due to the Bank at the Bank’s then prevailing spot selling rate of exchange for the relevant outstanding currency against sterling. The provisions of (b) above will remain in force following any such re-denomination.

(i)

Any reference to euro means the euro unit as defined in Regulation (EC) No. 1103/97 pronounced by the Council of the European Union and any reference to national currency unit has the meaning given to such expression by such Regulation, namely a unit of the currency of a participating Member State, as that unit is defined on the day before the start of the third stage of Economic and Monetary Union.

If a change in any national currency unit occurs (including where there is more than one currency or currency unit recognised at the same time as the lawful currency), the Facility Letter will be amended to the extent the Bank determines is necessary to reflect this change.

(j)

The Bank will not be under any obligation to accept any instructions, receive or make any payment or carry out any other transaction denominated in the euro or in any national currency unit on a day on which the Bank is not normally open for general business in the relevant jurisdiction where such transactions are to be received or carried out, whether or not such a day is a Business Day for transactions in the euro or the relevant national currency unit.

7	Payments
(d)

All payments by the Borrower will be made in cleared funds in the currency in which the payment is due on a Business Day on the due date for payment or, if that day is not a Business Day, on the next succeeding Business Day.

(e)	All payments will be made without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise).
(f)

If the Borrower is required by law to make any deduction or withholding from a payment, it will promptly pay to the Bank such additional sums as will make the net sum received by the Bank equal to the full sum payable had there been no deduction or withholding.

8	Costs and Expenses
(b)

The Borrower will pay to the Bank the amount of all costs and expenses (including any legal, security and valuation fees), stamp duty, taxes and other charges and registration costs incurred or charged by the Bank in connection with:

(iii)	the negotiation, preparation, administration, amendment, variation or supervision of the Facilities, the Facility Letter and/or any Security; and
(iv)

the enforcement of or the preservation of any rights under the Facility Letter and/or any Security and any proceedings instituted by or against the Bank as a consequence of taking or holding the Security or enforcing these rights.

The Bank will debit these costs to the Borrower’s current account with the Bank. The Bank will advise the Borrower of the amount of such costs before they are debited.

9	Indemnity

The Borrower will indemnify the Bank on demand against any cost, loss or liability incurred by the Bank in connection with or arising out of:

(d)	the application of any Facility or any part of it by the Borrower; and/or
(e)	the provision of any Facility or any other banking facilities by the Bank to the Borrower; and/or

(f)	the Bank having a security interest in any assets of the Borrower or any other person providing Security, including:
(iii)	those incurred in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry concerning any Facility or its application; or
(iv)	in respect of a breach of, or a failure to meet, any Environmental Obligations.
10	Demand and Notice

Any demand or notice given by the Bank under the Facility Letter may be:

(c)	by letter addressed to the Borrower or any officer of the Borrower sent by first class post to or left at the Borrower’s address last known to the Bank or at the Borrower’s registered office; or
(d)	by fax or other electronic means to the Borrower’s last known fax number or electronic mail address.

If sent by post, the demand or notice will be taken to have been made or given at noon the second day following the day the letter was posted. If sent by fax or other electronic means, the demand or notice will be taken to have been made or given at the time of transmission.

Unless otherwise advised by the Bank any notices given by the Borrower to the Bank under this letter will be delivered to this office.

11	Joint Borrowers

If the Borrower consists of two or more persons (whether corporates, partners or otherwise):

(f)	they will be jointly and individually liable to the Bank for the Facilities and for any other moneys from time to time owing to the Bank in respect of the Facilities;
(g)	any notice given to any one of them under the Facility Letter will be notice to all of them;
(h)

if at any time any one or more of the provisions of the Facility Letter is or becomes invalid, illegal or unenforceable against any one or more of them, it will remain enforceable against the others as if it had been addressed to only to those others;

(i)	the Bank’s rights against any one such person will not be impaired, discharged or otherwise affected by:
—	the Bank granting any time or indulgence to any of the others;
—	the Bank varying or releasing any of the others from any liability to the Bank or any Security relating to such liability;
—	the Bank failing to take any such Security; and/or
—	any act, event or omission which would, but for these provisions, impair, discharge or otherwise affect any of such rights of the Bank; and
(j)

no such person will be entitled without the written consent of the Bank to exercise any right or make any claim against any of the others (including any right of subrogation or right to prove in a liquidation) arising by virtue of any payment made in accordance with the Facility Letter or otherwise in connection with the Facility Letter.

12	Miscellaneous
(i)

Business Day means a day (other than a Saturday or Sunday) and time on which the relevant banking offices and markets are open for business for the currency and transaction involved and, if the relevant currency is the euro, a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system is open for settlement of payments in euro.

(j)	Facility Current Account means the current account of the Borrower with the Bank on which the Facility is run.
(k)

No delay or failure by the Bank in exercising any right or remedy will be taken to mean or take effect as a waiver or release of that right or remedy. The Bank will always be entitled to exercise all its rights and remedies unless it has expressly waived them in writing.

(l)

If at any time any one or more of the provisions of the Facility Letter is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of the Facility Letter will not be in any way affected.

(m)	If it becomes unlawful for the Bank to perform all or any of its obligations under the Facility Letter, then the Bank will notify the Borrower and:
(iii)	the Borrower will repay any parts of the Facilities which have been drawn down together with all other amounts due and owing to the Bank; and
(iv)	any parts of the Facilities that have not been drawn down will be cancelled.
(n)

The Bank and the Borrower agree that the terms of the Facility Letter will not be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the Facility Letter.

(o)

If the Borrower does not accept the Facility Letter, the Bank may allow drawings under the Facilities and this will be taken to be acceptance of the terms and conditions of the Facility Letter (without amendment).

(p)	The Borrower may sign any number of copies of the Facility Letter and these copies, together with the copy or copies signed on behalf of the Bank, will form a single document.
13	Governing Law and Enforcement
(a)

For facilities on accounts held in England, the Facility is governed by and construed in accordance with English law and all claims and disputes (including non-contractual claims and disputes) arising out of or in connection with the Facility or its subject matter, negotiation or formation will be determined in accordance with English law.

(b)

The Borrower and the Bank both submit to the non-exclusive jurisdiction of the courts of England and Wales in relation to all claims, disputes, differences or other matters (including non-contractual claims, disputes, differences or other matters) arising out of or in connection with the Facility

(c)	The Borrower:
(ii)	waives any objection to the courts of England including an objection on grounds of inconvenience; and
(iii)	agrees that a judgment or order of a court of England in connection with the Facility Letter is binding on it and may be enforced against it in the courts of any other jurisdiction.

ACCEPTANCE BY THE BORROWER

We, Powell (UK) Limited, accept the offer and agree to all the terms and conditions contained in the Facility Letter dated 28 August 2014.

Date:

Director:

Director and

Secretary:

(Signed for and on behalf of Powell (UK) Limited, pursuant to a Resolution of the Board of Directors passed on .                 ).